UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2019
Invitation Homes Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001- 38004	90-0939055
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1717 Main Street, Suite 2000, Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)
(972) 421-3600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
On April 9, 2019, Invitation Homes Inc. (the “Company”), through two wholly owned subsidiaries, voluntarily prepaid a combined total of $70.0 million of outstanding borrowings.
On April 9, 2019, 2018-1 IH Borrower LP (the “2018-1 Borrower”), a wholly owned subsidiary of the Company, pursuant to the terms of that certain Loan Agreement, dated as of February 8, 2018, between the 2018-1 Borrower and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Lender (the “2018-1 Loan Agreement”), providing for a 25-month, floating rate loan with five 12-month extension options with an initial total principal balance of $916,571,000 (the “2018-1 Loan”) and an initial weighted average interest rate of LIBOR + 124 bps, voluntarily prepaid $57.2 million of borrowings outstanding under the 2018-1 Loan Agreement. This voluntary prepayment was applied in reverse sequential order to Component F of the 2018-1 Loan (having an interest rate of LIBOR + 256 bps) first, reducing the 2018-1 Borrower’s outstanding obligation under the 2018-1 Loan Agreement to approximately $849,208,474, with a weighted average interest rate of LIBOR + 116 bps. The prepayment was made with unrestricted cash on hand.
On April 9, 2019, 2017-2 IH Borrower LP (the “2017-2 Borrower”), a wholly owned subsidiary of the Company, pursuant to the terms of that certain Loan Agreement, dated as of November 9, 2017, between the 2017-2 Borrower and German American Capital Corporation, as Lender (the “2017-2 Loan Agreement”), providing for a 2-year, floating rate loan with five one-year extension options with an initial total principal balance of $865,027,000 and an initial weighted average interest rate of LIBOR + 150 bps (the “2017-2 Loan”), voluntarily prepaid $12.8 million of borrowings outstanding under the 2017-2 Loan Agreement. This voluntary prepayment was applied in reverse sequential order to Component F of the 2017-2 Loan (having an interest rate of LIBOR + 306 bps) first and then to Component E of the 2017-2 Loan (having an interest rate of LIBOR + 231 bps), reducing the 2017-2 Borrower’s outstanding obligation under the 2017-2 Loan Agreement to approximately $757,943,765, with a weighted average interest rate of LIBOR + 132 bps. The prepayment was made with unrestricted cash on hand.
The information in this Item 7.01 shall neither be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Secretary and Chief Legal Officer
Date: April 9, 2019